Boston Private Reports Second Quarter 2020 Results

Second Quarter 2020 Highlights include:

•Net loss of $(3.3) million, or $(0.04) per diluted share
•Return on average common equity (non-GAAP) of (1.6)%
•Return on average tangible common equity (non-GAAP) of (1.4)%
•Average total deposits of $7.3 billion, a 10% increase year-over-year
•Average total loans of $7.3 billion, a 4% increase year-over-year
•Total assets under management/advisory (“AUM”) of $16.0 billion, a 2% decrease year-over-year
•Total net flows of negative $40 million, with net inflows of $60 million in the Wealth Management and Trust segment
•Total provision for credit losses of $25.4 million reflecting the deterioration of the macroeconomic outlook as a result of the COVID-19 pandemic
•Funded $380 million of loans from the Small Business Administration's Paycheck Protection Program ("PPP"), resulting in $284 million of average loan balances during the quarter
•Board of Directors declared a cash dividend of $0.06 per common share

Boston, MA - July 28, 2020 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2020 Net loss attributable to the Company of $(3.3) million, compared to Net income attributable to the Company of $0.8 million for the first quarter of 2020 and $19.4 million for the second quarter of 2019. Second quarter 2020 Diluted loss per share were $(0.04), compared to Diluted earnings per share of $0.01 in the first quarter of 2020 and $0.22 in the second quarter of 2019.
"I am proud of the way our employees continue to prioritize the health and financial well-being of our clients as we all navigated the challenging environment during the second quarter," said Anthony DeChellis, CEO of Boston Private. "This quarter's financial reflects continued reserve build related to the uncertain macroeconomic environment as a result of the pandemic. Our pre-tax, pre-provision income increased linked quarter, while our Wealth Management & Trust segment delivered net inflows for the second straight quarter.
"Our board declared a dividend of $0.06 per common share, compared to $0.12 in the prior quarter. This prudent action reflects our Company's conservative approach to liquidity and capital management as we adjust our dividend policy to reflect our current strategy."

Summary Financial Results - Reported
				% Change
($ in millions, except for per share data)	2Q20	1Q20	2Q19	LQ	Y/Y
Net income/(loss)	$(3.3)	$0.8	$19.4	nm	nm
Diluted earnings/(loss) per share	$(0.04)	$0.01	$0.22	nm	nm

Non-GAAP Financial Measures:
Pre-tax, pre-provision income	$20.1	$17.9	$26.2	13%	(23)%
Return on average common equity ("ROACE")	(1.6)%	0.4%	9.8%
Return on average tangible common equity ("ROATCE")	(1.4)%	0.7%	11.1%
nm = not meaningful
The Company's reported financial results decreased linked quarter and year-over-year primarily as a result of the total provision for credit losses of $25.4 million in the second quarter of 2020. Pre-tax, pre-provision income increased 13% linked quarter primarily driven by higher other income and net interest income, partially offset by higher noninterest expense.

Net Interest Income and Margin
				% Change
($ in millions)	2Q20	1Q20	2Q19	LQ	Y/Y
Net interest income	$58.9	$57.3	$57.5	3%	3%
Net interest margin	2.75%	2.76%	2.78%
Net interest income for the second quarter of 2020 was $58.9 million, a 3% increase linked quarter and a 3% increase year-over-year. The linked quarter increase was primarily driven by lower funding costs, PPP-related income and prepayment penalties, partially offset by lower interest income.
Net interest margin decreased 1 basis point on a linked quarter basis to 2.75%. Total cost of funds declined 33 basis points to 0.50% driven by lower deposit costs, while yields on interest earning assets declined 32 basis points to 3.22%.

Noninterest Income
				% Change
($ in millions)	2Q20	1Q20	2Q19	LQ	Y/Y
Wealth management and trust fees	$17.3	$18.4	$18.9	(6)%	(9)%
Investment management fees	1.8	1.9	2.5	(8)%	(28)%
Private banking fees [1]	2.6	2.6	2.9	—%	(11)%
Total core fees and income	$21.6	$22.9	$24.3	(5)%	(11)%
Total other income	1.0	(1.4)	0.1	nm	nm
Total noninterest income	$22.7	$21.5	$24.4	5%	(7)%
[1] Private banking fees includes Other banking fee income and Gain/(loss) on sale of loans, net
Total core fees and income for the second quarter of 2020 was $21.6 million, a 5% decrease linked quarter. The linked quarter decrease was primarily driven by lower Wealth management and trust fees, which declined as a result of lower equity market values at the end of the first quarter of 2020.

Assets Under Management / Advisory
				% Change
($ in millions)	2Q20	1Q20	2Q19	LQ	Y/Y
Wealth Management and Trust	$14,889	$13,497	$14,649	10%	2%
Other [2]	1,067	1,016	1,550	5%	(31)%
Total assets under management / advisory	$15,956	$14,513	$16,199	10%	(2)%
[2] Includes results from Dalton, Greiner, Hartman, Maher & Co, LLC ("DGHM")
Total assets under management / advisory were $16.0 billion at the end of the second quarter of 2020, a 10% increase linked quarter. The linked quarter increase was primarily driven by the impact of favorable market action during the second quarter.
Total net flows were negative $40 million during the second quarter of 2020. The Wealth Management and Trust segment had net inflows of $60 million.

Noninterest Expense
				% Change
($ in millions)	2Q20	1Q20	2Q19	LQ	Y/Y
Salaries and employee benefits	$33.9	$35.1	$32.7	(3)%	4%
Occupancy and equipment	7.6	7.6	7.9	(1)%	(4)%
Information systems	7.1	6.7	5.1	6%	38%
Professional services	3.4	3.6	3.3	(4)%	4%
Marketing and business development	2.3	1.9	1.9	22%	20%
Amortization of intangibles	0.7	0.7	0.7	(2)%	4%
FDIC insurance	0.8	—	0.6	nm	31%
Other	5.6	5.2	3.5	7%	62%
Total noninterest expense	$61.5	$60.9	$55.7	1%	10%

Memo: Excluding Off-Balance Sheet Provision
Provision expense for unfunded loan commitments	$2.8	$1.8	—	55%	nm
Total noninterest expense (non-GAAP)	$58.6	$59.1	$55.7	(1)%	5%
Total noninterest expense for the second quarter of 2020 was $61.5 million, which includes $2.8 million of provision expense related to unfunded loan commitments recognized in Other expense.
Excluding the provision expense for unfunded loan commitments, total noninterest expense (non-GAAP) for the second quarter of 2020 was $58.6 million, a decrease of 1% linked quarter and an increase of 5% year-over-year. The linked quarter decrease was driven primarily by lower salaries and benefits expense, while the year-over-year increase was driven primarily by higher Information systems expense from technology initiatives placed in service.

Income Tax Expense

The Company's effective tax rate for the second quarter of 2020 was negative as a result of moderate positive income tax expense despite a pre-tax loss.

Loans - QTD Averages & Yields
				% Change
($ in millions)	2Q20	1Q20	2Q19	LQ	Y/Y
Commercial and industrial	$1,037	$1,149	$1,092	(10)%	(5)%
Paycheck Protection Program ("PPP")	284	—	—	nm	nm
Commercial real estate	2,659	2,582	2,507	3%	6%
Construction and land	233	233	203	—%	15%
Residential	2,863	2,851	3,009	—%	(5)%
Home equity	88	86	91	3%	(3)%
Other consumer	124	132	125	(6)%	—%
Total loans	$7,289	$7,034	$7,026	4%	4%
Total loans, excluding PPP (non-GAAP)	$7,005	$7,034	$7,026	—%	—%

Total loan yields	3.42%	3.75%	4.07%	(0.33)%	(0.65)%
•Average total loans in the second quarter of 2020 increased 4% year-over-year reflecting the addition of $283.6 million of PPP loans in the second quarter of 2020.
•Average total loans, excluding PPP (non-GAAP) in the second quarter of 2020 were flat linked quarter and year-over-year.
•Linked quarter, Commercial and industrial loans declined 10% primarily driven by the payoff of large loans and lower line usage.
•Linked quarter, Commercial real estate loans increased 3% primarily driven by increased loan balances attributable to the debt service reserve program. Excluding the debt service reserve program, Commercial real estate loans were flat for the quarter.

Deposits - QTD Averages & Costs
				% Change
($ in millions)	2Q20	1Q20	2Q19	LQ	Y/Y
Non-interest bearing deposits	2,214	2,046	1,927	8%	15%
Interest bearing deposits	5,036	5,061	4,664	—%	8%
Total deposits	$7,250	$7,107	$6,590	2%	10%

Cost of total deposits	0.41%	0.72%	0.88%	(0.31)%	(0.47)%
Cost of total interest-bearing deposits	0.59%	1.02%	1.25%	(0.43)%	(0.66)%
•Average total deposits in the second quarter of 2020 increased 2% linked quarter and 10% year-over-year.
•Linked quarter, average total deposits increased primarily driven by a higher average non-interest bearing deposits of commercial clients.
•Year-over-year, average non-interest bearing deposits increased 15% primarily driven by higher commercial client balances.
•Year-over-year, average interest bearing deposits increased 8%, primarily driven by higher commercial client money market balances and wealth sweep deposits, partially offset by lower brokered CD balances.

Provision and Asset Quality

($ in millions)	2Q20	1Q20	4Q19	3Q19	2Q19
Provision and Allowance
Provision/(credit) for loan losses	$22.6	$17.0	$(3.7)	$0.2	$1.4
Provision for unfunded loan commitments	2.8	1.8	—	—	—
Total Provision for credit losses	$25.4	$18.8	$(3.7)	$0.2	$1.4
Allowance for loan losses as a % of Total loans	1.22%	0.97%	1.03%	1.07%	1.06%

Asset Quality
Total net loans (charged-off)/ recovered	(1.5)	(0.3)	0.3	0.1	(0.1)
Total nonaccrual loans	25.6	24.3	16.1	17.6	17.2
Nonaccrual loans as a % of Total loans	0.35%	0.35%	0.23%	0.25%	0.24%

Special Mention Loans (Criticized Loans)	$191.9	$92.6	$52.0	$58.1	$70.7
Classified Loans	114.2	112.3	74.0	80.8	71.0
Total criticized and classified loans	$306.1	$204.9	$126.1	$139.0	$141.7
Total Provision for credit losses of $25.4 million during the second quarter of 2020 was primarily driven by the deterioration of the macroeconomic outlook as a result of the COVID-19 pandemic and increased weightings of more severe scenarios in the CECL model. The allowance for loan losses as a percentage of total loans excluding PPP loans was 1.28% as of June 30, 2020.
Total criticized and classified loans as of June 30, 2020 was $306.1 million, an increase of $101.2 million, or 49%, linked quarter and $164.4 million, or 116%, year-over-year. The increase in criticized and classified loans during the second quarter of 2020 was primarily driven by the downgrade of commercial real estate loans to the special mention category, which represents loans where the borrower is affected by unfavorable economic conditions or has adverse operating trends but has not yet reached the point of jeopardizing loan repayment.

Capital

	2Q20	1Q20	4Q19	3Q19	2Q19
Tangible common equity/ Tangible assets (non-GAAP)	8.3%	8.8%	8.6%	8.6%	8.4%
Tangible book value per share (non-GAAP)	$9.25	$9.31	$9.02	$8.90	$8.71

Regulatory Capital Ratios: [3]
Tier 1 common equity	11.1%	11.2%	11.4%	11.2%	11.2%
Tier 1 risk-based capital	12.6%	12.7%	13.0%	12.8%	12.7%
Total risk-based capital	13.9%	13.8%	14.1%	13.9%	13.9%
Tier 1 leverage capital	9.2%	9.7%	9.8%	9.7%	9.6%
[3] Current quarter information is presented based on estimated data.
The Company's regulatory capital ratios remained generally flat linked quarter. The declines in Tangible common equity/Tangible assets (non-GAAP) and the Tier 1 leverage ratio are primarily driven by asset growth, which was associated with PPP loans.

Dividend Payments
Concurrent with the release of second quarter 2020 earnings, the Board of Directors of the Company declared a cash dividend payable to common shareholders of $0.06 per share. The record date for this dividend is August 7, 2020, and the payment date is August 21, 2020.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.
These non-GAAP financial measures include: return on average common equity; return on average tangible common equity; pre-tax, pre-provision income; tangible common equity / tangible assets, total noninterest expense excluding intangibles; total noninterest expense excluding provision for off-balance sheet commitments; and the efficiency ratio excluding amortization of intangibles; net income/(loss) attributable to the Company excluding notable items; net income/(loss) attributable to the common shareholders, treasury stock method, excluding notable items; diluted earnings/(loss) per share excluding notable items; average total loans, excluding PPP.
A detailed reconciliation table of the Company’s GAAP to non-GAAP measures is included in the tables of this release and beginning on page 16 of the attached financial statements.

Conference Call
Management will hold a conference call at 8:00 a.m. Eastern Time on Wednesday, July 29, 2020, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 3768361

Replay Information:
Available from July 29, 2020 at 12:00 p.m. Eastern Time until August 5, 2020
Dial In #: (877) 344-7529
Conference Number: 10146449

The call will be simultaneously webcast and may be accessed on www.bostonprivate.com.

About Boston Private
Boston Private is a leading provider of integrated wealth management, trust and banking services to individuals, families, businesses and nonprofits.
For more than 30 years, Boston Private has delivered comprehensive advice coupled with deep technical expertise to help clients simplify their lives and achieve their goals. The firm offers the capabilities of a large institution with the superior service of a boutique firm to clients across the United States.
Boston Private is the corporate brand of Boston Private Financial Holdings, Inc. (NASDAQ: BPFH).
For more information, visit www.bostonprivate.com.

Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy; evaluations of interest rate trends and future liquidity; expectations as to changes in assets, deposits and results of operations; the impact of the COVID-19 pandemic; future operations; market position and financial position; and prospects, plans and objectives of management. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, the negative impacts and disruptions of the COVID-19 pandemic and measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; the length and extent of the economic contraction as a result of the COVID-19 pandemic; continued deterioration in employment levels, general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in customer behavior; the possibility that future credits losses are higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; turbulence in the capital and debt markets; changes in interest rates; increases in loan defaults and charge-off rates; decreases in the value of securities and other assets; changes in loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; changes in regulation; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; risks that goodwill and intangibles recorded in the Company’s financial statements will become impaired; the risk that the Company’s deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

###
CONTACT:
Adam Bromley
(617) 912-4386
abromley@bostonprivate.com

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Balance Sheets
Unaudited ($ in thousands, except share and per share data)
	2Q20	1Q20	4Q19	3Q19	2Q19
ASSETS:
Cash and cash equivalents	$179,027	$61,714	$292,479	$78,010	$65,756
Investment securities available-for-sale	1,002,970	993,166	978,284	935,538	966,731
Investment securities held-to-maturity	42,495	45,395	48,212	51,379	54,482
Equity securities at fair value	24,492	23,080	18,810	21,780	19,092
Stock in Federal Home Loan Bank and Federal Reserve Bank	42,407	45,273	39,078	47,756	64,453
Loans held for sale	9,786	7,671	7,386	6,658	3,640
Loans	7,332,954	7,043,338	6,976,704	7,067,151	7,080,260
Less: Allowance for loan losses	89,324	68,211	71,982	75,359	75,067
Loans, net of allowance for loan losses	7,243,630	6,975,127	6,904,722	6,991,792	7,005,193
Premises and equipment, net	43,805	43,544	44,527	42,658	40,244
Goodwill	57,607	57,607	57,607	57,607	57,607
Intangible assets, net	8,935	9,637	10,352	10,622	10,884
Accrued interest receivable	24,918	24,054	24,175	24,851	26,411
Deferred income taxes, net	9,116	5,630	11,383	15,704	17,183
Right-of-use assets	94,143	98,896	102,075	107,045	110,880
Other assets	375,575	355,532	291,411	299,544	270,317
TOTAL ASSETS	$9,158,906	$8,746,326	$8,830,501	$8,690,944	$8,712,873

LIABILITIES:
Deposits	$7,427,397	$6,835,572	$7,241,476	$6,658,242	$6,437,963
Securities sold under agreements to repurchase	46,623	45,319	53,398	48,860	62,372
Federal funds purchased	—	145,000	—	230,000	135,000
Federal Home Loan Bank borrowings	426,313	491,254	350,829	570,904	920,068
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Lease liabilities	108,234	113,574	117,214	122,799	126,740
Other liabilities	218,771	180,452	140,820	143,607	124,370
TOTAL LIABILITIES	8,333,701	7,917,534	8,010,100	7,880,775	7,912,876

REDEEMABLE NONCONTROLLING INTERESTS (“RNCI”)	—	—	1,383	1,481	1,786
SHAREHOLDERS' EQUITY:
Common stock, $1.00 par value; authorized: 170,000,000 shares	82,058	81,800	83,266	83,242	83,774
Additional paid-in capital	594,463	593,167	600,708	599,877	603,869
Retained earnings	118,647	131,761	127,469	116,210	106,443
Accumulated other comprehensive income	30,037	22,064	7,575	9,359	4,125
TOTAL SHAREHOLDERS' EQUITY	825,205	828,792	819,018	808,688	798,211
TOTAL LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$9,158,906	$8,746,326	$8,830,501	$8,690,944	$8,712,873

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Income Statements
Unaudited ($ in thousands, except share and per share data)
	2Q20	1Q20	4Q19	3Q19	2Q19
REVENUE:
Interest income	$68,819	$73,082	$75,291	$77,604	$78,728
Interest expense	9,881	15,825	19,166	21,451	21,268
Net interest income	58,938	57,257	56,125	56,153	57,460
Provision/(credit) for loan losses [4]	22,604	16,962	(3,668)	167	1,363
Net interest income after provision/(credit) for loan losses	36,334	40,295	59,793	55,986	56,097

Wealth management and trust fees [5]	17,261	18,371	18,720	19,067	18,912
Investment management fees	1,770	1,925	2,554	2,496	2,455
Private banking fee income	2,395	2,490	2,924	2,658	2,867
Gain on sale of loans, net	204	100	557	934	58
Total core fees and income	21,630	22,886	24,755	25,155	24,292
Total other income	1,032	(1,365)	2,038	(29)	88
TOTAL REVENUE [6]	81,600	78,778	82,918	81,279	81,840

NONINTEREST EXPENSE:
Salaries and employee benefits	33,937	35,096	34,186	31,684	32,706
Occupancy and equipment	7,560	7,646	7,578	8,260	7,852
Information systems	7,113	6,725	6,476	5,169	5,137
Professional services	3,446	3,601	3,920	4,435	3,313
Marketing and business development	2,313	1,890	2,017	1,403	1,934
Amortization of intangibles	702	715	676	671	672
FDIC insurance	767	—	(19)	59	585
Other [4]	5,615	5,235	3,623	3,856	3,460
TOTAL NONINTEREST EXPENSE	61,453	60,908	58,457	55,537	55,659

INCOME/(LOSS) BEFORE INCOME TAXES	(2,457)	908	28,129	25,575	24,818
Income tax expense	841	102	6,788	5,517	5,369
Net income/(loss) before attribution to noncontrolling interests	(3,298)	806	21,341	20,058	19,449
Less: Net income attributable to noncontrolling interests	—	6	97	96	69
NET INCOME/(LOSS) ATTRIBUTABLE TO THE COMPANY	$(3,298)	$800	$21,244	$19,962	$19,380

Adjustments, treasury stock method [7]	—	414	98	304	(816)
NET INCOME/(LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,298)	$1,214	$21,342	$20,266	$18,564

COMMON SHARE DATA:
Weighted average basic shares outstanding	81,929,752	83,005,064	83,238,982	83,631,403	83,565,780
Weighted average diluted shares outstanding [8]	81,929,752	83,318,041	83,637,786	83,956,708	84,048,972
Diluted earnings/(loss) per share	$(0.04)	$0.01	$0.26	$0.24	$0.22

4 In the first and second quarter of 2020, there was a $17.0 million and $22.6 million provision expense for loan losses, respectively. Additionally, in the first and second quarter of 2020, there was a $1.8 million and $2.8 million provision expense related to the off-balance sheet commitments included in Other expense, respectively.

[5] Wealth management and trust fees consists of revenue from Boston Private Wealth LLC ("BPW"), KLS Professional Advisors Group, LLC ("KLS") through the effective date of its merger with BPW, and the trust operations of Boston Private Bank & Trust Company.

[6] Total revenue is the sum of Net interest income, Total core fees and income, and Total other income/(loss).

[7] Adjustments to Net income/(loss) attributable to the Company to arrive at Net income/(loss) attributable to common shareholders, treasury stock method, as presented in these tables, include decrease/(increase) in Noncontrolling interests redemption value.

[8] For a description of the Company's policies regarding Diluted earnings per share, please refer to Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Income Statements
Unaudited ($ in thousands, except share and per share data)
	Six months ended June 30,
	2020	2019
REVENUE:
Interest income	$141,901	$155,552
Interest expense	25,706	39,754
Net interest income	116,195	115,798
Provision/(credit) for loan losses [4]	39,566	(63)
Net interest income after provision/(credit) for loan losses	76,629	115,861

Wealth management and trust fees [5]	35,632	37,970
Investment management fees	3,695	5,105
Private banking fee income	4,885	5,366
Gain on sale of loans, net	304	131
Total core fees and income	44,516	48,572
Total other income	(333)	1,056
TOTAL REVENUE [6]	160,378	165,426

NONINTEREST EXPENSE:
Salaries and employee benefits	69,033	68,432
Occupancy and equipment	15,206	16,200
Information systems	13,838	10,997
Professional services	7,047	6,873
Marketing and business development	4,203	3,019
Amortization of intangibles	1,417	1,344
FDIC insurance	767	1,245
Restructuring	—	1,646
Other [4]	10,850	6,456
TOTAL NONINTEREST EXPENSE	122,361	116,212

INCOME/(LOSS) BEFORE INCOME TAXES	(1,549)	49,277
Income tax expense	943	10,286
Net income/(loss) before attribution to noncontrolling interests	(2,492)	38,991
Less: Net income attributable to noncontrolling interests	6	169
NET INCOME/(LOSS) ATTRIBUTABLE TO THE COMPANY	$(2,498)	$38,822

Adjustments, treasury stock method [7]	414	741
NET INCOME/(LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,084)	$39,563

COMMON SHARE DATA
Weighted average basic shares outstanding	82,464,438	83,426,213
Weighted average diluted shares outstanding [8]	82,464,438	84,036,050
Diluted earnings/(loss) per share	$(0.03)	$0.47

4 In the first and second quarter of 2020, there was a $17.0 million and $22.6 million provision expense for loan losses, respectively. Additionally, in the first and second quarter of 2020, there was a $1.8 million and $2.8 million provision expense related to the off-balance sheet commitments included in Other expense, respectively.

[5] Wealth management and trust fees consists of revenue from Boston Private Wealth LLC ("BPW"), KLS Professional Advisors Group, LLC ("KLS") through the effective date of its merger with BPW, and the trust operations of Boston Private Bank & Trust Company.

[6] Total revenue is the sum of Net interest income, Total core fees and income, and Total other income/(loss).

[7] Adjustments to Net income/(loss) attributable to the Company to arrive at Net income/(loss) attributable to common shareholders, treasury stock method, as presented in these tables, include decrease/(increase) in Noncontrolling interests redemption value.

[8] For a description of the Company's policies regarding Diluted earnings per share, please refer to Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated Financial Highlights
Unaudited ($ in thousands, except share and per share data)
	2Q20	1Q20	4Q19	3Q19	2Q19
KEY STATISTICS:
Return on average assets (non-GAAP) [9]	(0.15)%	0.04%	0.96%	0.91%	0.90%
ROACE (non-GAAP) [9]	(1.58)%	0.39%	10.29%	9.80%	9.83%
ROATCE (non-GAAP) [9]	(1.43)%	0.72%	11.51%	10.99%	11.06%
Efficiency ratio (non-GAAP) [9]	74.4%	76.4%	69.7%	67.5%	67.2%
Noninterest income to total revenue	27.8%	27.3%	32.3%	30.9%	29.8%

Net interest margin	2.75%	2.76%	2.70%	2.72%	2.78%
Average loan to average deposit ratio	100.5%	99.0%	101.6%	105.9%	106.6%
Cost of total deposits	0.41%	0.72%	0.86%	0.92%	0.88%
Cost of interest-bearing deposits	0.59%	1.02%	1.20%	1.31%	1.25%
Cost of total funding	0.50%	0.83%	0.99%	1.12%	1.11%

Allowance for loan loss / Total loans	1.22%	0.97%	1.03%	1.07%	1.06%
Nonperforming loans / Total loans	0.35%	0.35%	0.23%	0.25%	0.24%
Net (charge-offs)/recoveries / Total loans [9]	(0.08)%	(0.02)%	0.02%	0.01%	(0.01)%

CAPITAL HIGHLIGHTS:
Tier 1 common equity [3]	$731,316	$742,044	$745,926	$732,980	$726,872
Tier 1 capital [3]	$831,338	$842,066	$846,337	$833,431	$827,299
Total capital [3]	$913,936	$914,572	$919,573	$910,076	$903,675

Risk-weighted assets ("RWA") [3]	$6,593,981	$6,627,339	$6,530,804	$6,533,884	$6,491,184
Average assets for leverage [3]	$9,009,565	$8,691,254	$8,659,944	$8,588,358	$8,617,803

Tier 1 common equity ratio [3]	11.09%	11.20%	11.42%	11.22%	11.20%
Tier 1 risk-based capital ratio [3]	12.61%	12.71%	12.96%	12.76%	12.74%
Total risk-based capital ratio [3]	13.86%	13.80%	14.08%	13.93%	13.92%
Tier 1 leverage capital ratio [3]	9.23%	9.69%	9.77%	9.70%	9.60%

Total equity / Total assets	9.01%	9.48%	9.27%	9.30%	9.16%
Tangible common equity / Tangible assets (non-GAAP)	8.34%	8.77%	8.57%	8.59%	8.44%

End of period market price per share	$6.88	$7.15	$12.03	$11.66	$12.07
End of period shares outstanding	82,058,483	81,800,486	83,265,674	83,241,952	83,774,335
Book value per common share	$10.06	$10.13	$9.84	$9.71	$9.53
Tangible book value per share (non-GAAP)	$9.25	$9.31	$9.02	$8.90	$8.71

Common Equity Repurchase Program:
Total shares of common stock repurchased	—	1,565,060	—	678,165	—
Average price paid per share of common stock	$—	$8.18	$—	$10.61	$—
Aggregate repurchases of common stock ($ in millions)	$—	$12.8	$—	$7.2	$—

[3] Current quarter information is presented based on estimated data. [9] Annualized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Consolidated AUM and Balance Sheet - End of Period Balances
Unaudited ($ in thousands)
	2Q20	1Q20	4Q19	3Q19	2Q19
ASSETS UNDER MANAGEMENT AND ADVISORY ("AUM"):
Wealth Management and Trust	$14,889,000	$13,497,000	$15,224,000	$14,695,000	$14,649,000
Other [2]	1,067,000	1,016,000	1,544,000	1,533,000	1,550,000
TOTAL AUM	$15,956,000	$14,513,000	$16,768,000	$16,228,000	$16,199,000

AUM Rollforward:
Beginning balance	$14,513,000	$16,768,000	$16,228,000	$16,199,000	$16,122,000
Net flows	(40,000)	150,000	(209,000)	(137,000)	(269,000)
Market	1,483,000	(2,405,000)	749,000	166,000	346,000
Ending balance	$15,956,000	$14,513,000	$16,768,000	$16,228,000	$16,199,000

AUM Net Flows:
Wealth Management and Trust	$60,000	$176,000	$(114,000)	$(100,000)	$(233,000)
Other [2]	(100,000)	(26,000)	(95,000)	(37,000)	(36,000)
TOTAL NET FLOWS	$(40,000)	$150,000	$(209,000)	$(137,000)	$(269,000)

DEPOSITS:
Demand deposits (non-interest bearing)	$2,293,864	$2,020,440	$1,971,013	$1,947,363	$1,854,091
Savings and NOW	758,656	653,006	646,199	666,107	631,166
Money market	3,753,228	3,468,701	3,969,330	3,366,623	3,228,608
Certificates of deposit	621,649	693,425	654,934	678,149	724,098
TOTAL DEPOSITS	$7,427,397	$6,835,572	$7,241,476	$6,658,242	$6,437,963

LOANS:
Commercial and industrial	$565,748	$670,744	$694,034	$695,029	$656,186
Paycheck Protection Program	370,034	—	—	—	—
Commercial tax exempt	419,264	445,319	447,927	448,488	450,307
Commercial real estate	2,676,708	2,626,299	2,551,274	2,533,346	2,530,556
Construction and land	240,211	238,293	225,983	209,741	200,378
Residential	2,859,627	2,841,926	2,839,155	2,964,042	3,025,758
Home equity	84,588	89,350	83,657	84,432	89,930
Consumer	116,774	131,407	134,674	132,073	127,145
TOTAL LOANS	$7,332,954	$7,043,338	$6,976,704	$7,067,151	$7,080,260

[2] Includes results from Dalton, Greiner, Hartman, Maher & Co, LLC ("DGHM")

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Asset Quality
Unaudited ($ in thousands)
	2Q20	1Q20	4Q19	3Q19	2Q19
CHARGE-OFFS:
Loan charge-offs	$(1,546)	$(528)	$(285)	$(185)	$(195)
Loan recoveries	55	180	576	310	85
NET (CHARGE-OFFS)/RECOVERIES	$(1,491)	$(348)	$291	$125	$(110)
Net charge-offs to average loans (annualized)	(0.08)%	(0.02)%	0.02%	0.01%	(0.01)%

Net (Charge-offs)/Recoveries by Loan Type:
Commercial and industrial	$(337)	$(473)	$118	$95	$(155)
Commercial real estate	—	—	183	27	30
Home equity	(1,157)	132	4	6	—
Consumer	3	(7)	(14)	(3)	15
NET (CHARGE-OFFS)/RECOVERIES	$(1,491)	$(348)	$291	$125	$(110)

LOAN QUALITY DATA:
Special mention loans	$191,882	$92,623	$52,026	$58,133	$70,677

Accruing classified loans [10]	88,586	87,948	57,922	63,278	53,883
Nonaccrual loans	25,604	24,314	16,103	17,565	17,155
Total classified	114,190	112,262	74,025	80,843	71,038
Criticized and classified loans	$306,072	$204,885	$126,051	$138,976	$141,715

Loans 30-89 days past due and accruing [11]	$5,535	$14,852	$25,945	$4,179	$2,434

[10] Accruing classified loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

11 At June 30, 2020 and at June 30, 2019, the Company had one loan totaling less than $0.1 million and one loan totaling $0.9 million that was more than 90 days past due but still on accrual status, respectively. Both loans originated in the New England region. The Company had no other loans outstanding more than 90 days past due but still on accrual status in comparative periods.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Average Balances, Yields, and Rates
Unaudited ($ in thousands)
	Average Balance			Interest Income/Expense			Average Yield/Rate
	2Q20	1Q20	2Q19	2Q20	1Q20	2Q19	2Q20	1Q20	2Q19
INTEREST-EARNING ASSETS
Cash and investments:
Taxable investment securities	$198,337	$201,174	$227,029	$859	$868	$1,121	1.73%	1.73%	1.98%
Non-taxable investment securities	316,513	315,681	304,309	2,005	1,998	1,901	2.53%	2.53%	2.50%
Mortgage-backed securities	505,669	520,629	508,033	2,566	2,787	2,706	2.03%	2.14%	2.13%
Short-term investments and other	186,895	147,482	130,363	582	1,071	1,057	1.23%	2.89%	3.23%
Total cash and investments	1,207,414	1,184,966	1,169,734	6,012	6,724	6,785	1.99%	2.27%	2.32%
Loans: [12]
Commercial and industrial	1,037,285	1,148,986	1,091,903	9,708	10,724	11,170	3.70%	3.69%	4.05%
Paycheck Protection Program	283,619	—	—	1,573	—	—	2.19%	—%	—%
Commercial real estate	2,659,074	2,582,305	2,506,637	24,602	27,482	29,953	3.66%	4.21%	4.73%
Construction and land	233,305	233,324	202,609	2,251	2,572	2,559	3.82%	4.36%	5.00%
Residential	2,862,708	2,850,833	3,008,753	23,079	23,468	25,735	3.22%	3.29%	3.42%
Home equity	88,307	86,048	91,384	650	952	1,146	2.96%	4.45%	5.03%
Other consumer	124,346	132,237	124,778	944	1,160	1,380	3.05%	3.53%	4.43%
Total loans	7,288,644	7,033,733	7,026,064	62,807	66,358	71,943	3.42%	3.75%	4.07%
Total earning assets	8,496,058	8,218,699	8,195,798	68,819	73,082	78,728	3.22%	3.54%	3.82%

LESS: Allowance for loan losses	68,473	51,730	73,856
Cash and due from banks	39,959	49,571	45,705
Other assets	641,657	562,851	511,859
TOTAL AVERAGE ASSETS	$9,109,201	$8,779,391	$8,679,506

INTEREST-BEARING LIABILITIES
Interest-bearing deposits: [13]
Savings and NOW	$680,758	$638,926	$684,507	$187	$232	$276	0.11%	0.15%	0.16%
Money market	3,684,147	3,753,045	3,226,569	4,848	9,657	10,476	0.53%	1.03%	1.30%
Certificates of deposit	671,470	668,818	752,500	2,300	2,907	3,763	1.38%	1.75%	2.01%
Total interest-bearing deposits [13]	5,036,375	5,060,789	4,663,576	7,335	12,796	14,515	0.59%	1.02%	1.25%
Junior subordinated debentures	106,363	106,363	106,363	764	917	1,080	2.84%	3.41%	4.02%
FHLB borrowings and other	610,856	455,813	952,645	1,782	2,112	5,673	1.15%	1.83%	2.36%
Total interest-bearing liabilities [13]	5,753,594	5,622,965	5,722,584	9,881	15,825	21,268	0.69%	1.13%	1.48%

Non-interest bearing demand deposits [13]	2,213,829	2,046,102	1,926,591
Payables and other liabilities	306,896	270,371	238,544
Total average liabilities	8,274,319	7,939,438	7,887,719
Redeemable noncontrolling interests	—	1,018	943
Average shareholders’ equity	834,882	838,935	790,844
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$9,109,201	$8,779,391	$8,679,506
Net interest income				$58,938	$57,257	$57,460
Interest rate spread							2.53%	2.41%	2.34%
Net interest margin							2.75%	2.76%	2.78%

Average total deposits [13]	$7,250,204	$7,106,891	$6,590,167				0.41%	0.72%	0.88%
Average total deposits and borrowings [13]	$7,967,423	$7,669,067	$7,649,175				0.50%	0.83%	1.11%

[12] Average loans includes Loans held for sale and Nonaccrual loans

[13] Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Average Balances, Yields, and Rates
Unaudited ($ in thousands)
	Average Balance		Interest Income/Expense		Average Yield/Rate
	Six Months Ended		Six Months Ended		Six Months Ended
INTEREST-EARNING ASSETS	6/30/20	6/30/19	6/30/20	6/30/19	6/30/20	6/30/19
Cash and investments:
Taxable investment securities	$199,755	$235,218	$1,727	$2,306	1.73%	1.92%
Non-taxable investment securities	316,097	305,581	4,003	3,802	2.53%	2.49%
Mortgage-backed securities	513,149	514,872	5,353	5,603	2.09%	2.18%
Short-term investments and other	167,188	105,610	1,653	1,965	1.96%	3.61%
Total cash and investments	1,196,189	1,161,281	12,736	13,676	2.13%	2.34%
Loans: [12]
Commercial and industrial	1,091,648	1,081,092	20,432	22,150	3.69%	4.08%
Paycheck Protection Program	143,297	—	1,573	—	2.23%	—%
Commercial real estate	2,620,689	2,452,824	52,084	58,104	3.93%	4.71%
Construction and land	233,315	206,956	4,823	5,200	4.09%	5.00%
Residential	2,856,771	2,990,948	46,547	51,280	3.26%	3.43%
Home equity	87,178	91,017	1,602	2,267	3.69%	5.02%
Other consumer	128,292	129,332	2,104	2,875	3.29%	4.48%
Total loans	7,161,190	6,952,169	129,165	141,876	3.58%	4.07%
Total earning assets	8,357,379	8,113,450	141,901	155,552	3.38%	3.82%

LESS: Allowance for loan losses	60,102	74,692
Cash and due from banks	44,831	46,010
Other assets	602,319	502,068
TOTAL AVERAGE ASSETS	$8,944,427	$8,586,836

INTEREST-BEARING LIABILITIES
Interest-bearing deposits: [13]
Savings and NOW	$659,842	$679,716	$419	$572	0.13%	0.17%
Money market	3,717,664	3,283,891	14,505	20,549	0.78%	1.26%
Certificates of deposit	670,144	764,094	5,207	7,452	1.56%	1.97%
Total interest-bearing deposits [13]	5,047,650	4,727,701	20,131	28,573	0.80%	1.22%
Junior subordinated debentures	106,363	106,363	1,681	2,201	3.17%	4.17%
FHLB borrowings and other	533,334	785,245	3,894	8,980	1.44%	2.27%
Total interest-bearing liabilities [13]	5,687,347	5,619,309	25,706	39,754	0.90%	1.42%

Non-interest bearing demand deposits [13]	2,129,758	1,950,088
Payables and other liabilities	288,846	236,894
Total average liabilities	8,105,951	7,806,291
Redeemable noncontrolling interests	573	1,619
Average shareholders’ equity	837,903	778,926
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS’ EQUITY	$8,944,427	$8,586,836
Net interest income			$116,195	$115,798
Interest rate spread					2.48%	2.40%
Net interest margin					2.76%	2.84%

Average total deposits [13]	$7,177,408	$6,677,789			0.56%	0.86%
Average total deposits and borrowings [13]	$7,817,105	$7,569,397			0.66%	1.06%
[12] Average loans includes Loans held for sale and Nonaccrual loans

[13] Average total deposits is the sum of Average total interest-bearing deposits and Average non-interest bearing demand deposits. Average total deposits and borrowings is the sum of Average total interest-bearing liabilities and Average non-interest bearing demand deposits.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Regional Loan Data
Unaudited ($ in thousands)
	2Q20	1Q20	4Q19	3Q19	2Q19
New England	$3,781,603	$3,724,959	$3,776,747	$3,868,690	$3,957,221
Northern California	1,741,255	1,618,668	1,532,786	1,559,569	1,538,441
Southern California	1,810,096	1,699,711	1,667,171	1,638,892	1,584,598
Total loans	$7,332,954	$7,043,338	$6,976,704	$7,067,151	$7,080,260

Loans (charged-off)/recovered, net:
New England	$7	$15	$414	$275	$31
Northern California	3	122	(10)	6	20
Southern California	(1,501)	(485)	(113)	(156)	(161)
Total net loans (charged-off)/recovered	$(1,491)	$(348)	$291	$125	$(110)

Special mention loans:
New England	$83,026	$61,741	$21,691	$19,828	$35,235
Northern California	75,609	5,947	5,227	4,821	10,360
Southern California	33,247	24,935	25,108	33,484	25,082
Total special mention loans	$191,882	$92,623	$52,026	$58,133	$70,677

Accruing classified loans:
New England	$53,124	$50,483	$20,428	$21,830	$13,012
Northern California	21,712	24,843	24,946	23,938	25,957
Southern California	13,750	12,622	12,548	17,510	14,914
Total accruing classified loans	$88,586	$87,948	$57,922	$63,278	$53,883

Nonaccruing loans:
New England	$11,630	$11,965	$9,764	$8,999	$8,837
Northern California	9,459	6,575	319	2,395	2,644
Southern California	4,515	5,774	6,020	6,171	5,674
Total nonaccruing loans	$25,604	$24,314	$16,103	$17,565	$17,155

[14] The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lenders' regional offices.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP Financial Measures
Unaudited ($ in thousands, except share and per share data)
	2Q20	1Q20	4Q19	3Q19	2Q19
ROACE AND ROATCE:
Net income/(loss) attributable to the Company (GAAP) (A)	$(3,298)	$800	$21,244	$19,962	$19,380
ADD: Amortization of intangibles, net of tax	555	565	534	530	531
Tangible common net income/(loss) (non-GAAP) (B)	$(2,743)	$1,365	$21,778	$20,492	$19,911

Total average shareholders’ equity (C)	$834,882	$838,935	$818,816	$807,890	$790,844
LESS: Average goodwill and intangibles, net	(66,877)	(67,586)	(68,031)	(68,359)	(68,889)
Average tangible common equity (non-GAAP) (D)	$768,005	$771,349	$750,785	$739,531	$721,955

ROACE (annualized) (A/C)	(1.58)%	0.39%	10.29%	9.80%	9.83%
ROATCE (annualized) (B/D)	(1.43)%	0.72%	11.51%	10.99%	11.06%

PRE-TAX, PRE-PROVISION INCOME:
Income/(loss) before income taxes (GAAP)	$(2,457)	$908	$28,129	$25,575	$24,818
ADD BACK: Provision/(credit) for loan losses	22,604	16,962	(3,668)	167	1,363
Pre-tax, pre-provision income (non-GAAP)	$20,147	$17,870	$24,461	$25,742	$26,181

TANGIBLE COMMON EQUITY:
Total shareholders’ equity (GAAP)	$825,205	$828,792	$819,018	$808,688	$798,211
LESS: Goodwill and intangibles, net	(66,542)	(67,244)	(67,959)	(68,229)	(68,491)
Tangible common equity (non-GAAP) (A)	$758,663	$761,548	$751,059	$740,459	$729,720

Total assets (GAAP)	$9,158,906	$8,746,326	$8,830,501	$8,690,944	$8,712,873
LESS: Goodwill and intangibles, net	(66,542)	(67,244)	(67,959)	(68,229)	(68,491)
Tangible assets (non-GAAP) (B)	$9,092,364	$8,679,082	$8,762,542	$8,622,715	$8,644,382

End of period shares outstanding (C)	82,058,483	81,800,486	83,265,674	83,241,952	83,774,335

Tangible common equity/ Tangible assets (non-GAAP) (A/B)	8.34%	8.77%	8.57%	8.59%	8.44%
Tangible book value per share (non-GAAP) (A/C)	$9.25	$9.31	$9.02	$8.90	$8.71

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.
Reconciliations of Non-GAAP Financial Measures
Unaudited ($ in thousands, except share and per share data)
	2Q20	1Q20	4Q19	3Q19	2Q19
RETURN ON AVERAGE ASSETS:
Net income/(loss) (GAAP) (A)	$(3,298)	$800	$21,244	$19,962	$19,380
Average assets (non-GAAP) (B)	9,109,201	8,779,391	8,738,750	8,665,352	8,679,506
Return on average assets (annualized) (non-GAAP) (A/B)	(0.15)%	0.04%	0.96%	0.91%	0.90%

EFFICIENCY RATIO:
Total noninterest expense (GAAP) (A)	$61,453	$60,908	$58,457	$55,537	$55,659
LESS: Amortization of intangibles	702	715	676	671	672
Total noninterest expense (non-GAAP) (B)	$60,751	$60,193	$57,781	$54,866	$54,987

Net interest income (GAAP)	$58,938	$57,257	$56,125	$56,153	$57,460
Total core fees and income (GAAP)	21,630	22,886	24,755	25,155	24,292
Total other income/(loss) (GAAP)	1,032	(1,365)	2,038	(29)	88
Total revenue (GAAP) (C)	$81,600	$78,778	$82,918	$81,279	$81,840

Efficiency ratio (GAAP) (A/C)	75.3%	77.3%	70.5%	68.3%	68.0%
Efficiency ratio, excluding amortization of intangibles (non-GAAP) (B/C)	74.4%	76.4%	69.7%	67.5%	67.2%

NET INCOME/(LOSS) ATTRIBUTABLE TO THE COMPANY:
Net income/(loss) attributable to the Company (GAAP)	$(3,298)	$800	$21,244	$19,962	$19,380
LESS: Gain on fair value of contingent considerations receivable [15]	—	—	1,109	—	—
Tax effect at statutory rate	—	—	322	—	—
Net income/(loss) attributable to the Company (non-GAAP)	$(3,298)	$800	$20,457	$19,962	$19,380

NET INCOME/(LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Net income/(loss) attributable to common shareholders (GAAP)	$(3,298)	$1,214	$21,342	$20,266	$18,564
LESS: Gain on fair value of contingent considerations receivable [15]	—	—	1,109	—	—
Tax effect at statutory rate	—	—	322	—	—
Net income/(loss) attributable to the common shareholders, treasury stock method, excluding notable items (non-GAAP)	$(3,298)	$1,214	$20,555	$20,266	$18,564

Weighted average diluted shares outstanding	81,929,752	83,318,041	83,637,786	83,956,708	84,048,972
Diluted earnings/(loss) per share (GAAP)	$(0.04)	$0.01	$0.26	$0.24	$0.22
Diluted earnings/(loss) per share, excluding notable items (non-GAAP)	$(0.04)	$0.01	$0.25	$0.24	$0.22

Average common equity (non-GAAP)	$834,882	$838,935	$818,816	$807,890	$790,844
Average tangible common equity (non-GAAP)	$768,005	$771,349	$750,785	$739,531	$721,955
ROACE, excluding notable items (non-GAAP)	(1.58)%	0.39%	9.91%	9.80%	9.83%
ROATCE, excluding notable items (non-GAAP)	(1.43)%	0.72%	11.09%	10.99%	11.06%

Pre-tax, pre-provision income (non-GAAP)	$20,147	$17,870	$24,461	$25,742	$26,181
LESS: Gain on fair value of contingent considerations receivable [15]	—	—	1,109	—	—
Pre-tax, pre-provision income, excluding notable items (non-GAAP)	$20,147	$17,870	$23,352	$25,742	$26,181

15 In the fourth quarter of 2019, there was a $1.1 million gain related to the revaluation of a receivable from the divestiture of former affiliate, Bingham, Osborn & Scarborough, LLC ("BOS").